SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Definitive Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Preliminary Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

TCW CONVERTIBLE SECURITIES FUND, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TCW CONVERTIBLE SECURITIES FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Tuesday, July 13, 2004

Notice is hereby given that the annual meeting of shareholders of TCW Convertible Securities Fund, Inc. (the “Fund”) will be held at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California 90071, Tuesday, July 13, 2004 at 3:00 P.M., Pacific Daylight Time, to consider and vote on the following matters:

1.	Election of eight directors to hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified;

2.	Conversion of the Fund to an open-end investment company pursuant to the Fund’s Articles of Incorporation, and adoption of an amendment and restatement of the Articles of Incorporation to effectuate the proposal; and

3.	Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

May 28, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

By Order of the Board of Directors

PHILIP K. HOLL

Secretary

June             , 2004

It is requested that you promptly execute the enclosed proxy and return it in the enclosed envelope thus enabling the Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

TCW CONVERTIBLE SECURITIES FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of TCW Convertible Securities Fund, Inc. (the “Fund”) in connection with the annual meeting of shareholders to be held on Tuesday, July 13, 2004 at 3:00 P.M., Pacific Daylight Time. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a later proxy, by voting in person, or by letter to the Secretary of the Fund. However, attendance at the meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the shares represented thereby will be voted in accordance with specifications thereon. Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of TCW Investment Management Company, the Fund’s investment adviser (the “Adviser”) or The Bank of New York, the Fund’s transfer agent. The cost of solicitation of proxies will be borne by the Fund, which will reimburse banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund. This Proxy Statement, Notice of Annual Meeting and proxy card are first being mailed to shareholders on or about June             , 2004.

The Fund’s Common Stock is the only class of outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the meeting has been fixed at the close of business on May 28, 2004, and each shareholder of record at that time is entitled to cast one vote for each share of Common Stock registered in his or her name. At May 28, 2004, [            ] shares of Common Stock were outstanding and entitled to be voted. The Fund’s Common Stock does not have cumulative voting rights. At May 28, 2004, as far as known to the Fund, no person owned beneficially more than 5% of the outstanding Common Stock of the Fund.

1. ELECTION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

At the meeting, eight directors are to be elected to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the eight nominees named below. The Board of Directors, including the Directors who are not “interested persons” of the Fund (as defined in Section 2(a)(10) of the Investment Company Act of 1940 (the “Act”)), upon the recommendation of the Fund’s Nominating Committee which is comprised solely of Directors who are not “interested persons” of the Fund, have nominated Messrs. Bell, Call, Fong, Gavin, Haden, Parker, Ellison and Sims to serve as directors until the next annual meeting of shareholders or until their successors have been duly elected and qualified. The following schedule sets forth certain information regarding each nominee for election as director. The address of each individual, unless otherwise noted, is c/o TCW Investment Management Company, 865 South Figueroa Street, 18th Floor, Los Angeles, CA 90017.

Independent Directors

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships held by Director
Samuel P. Bell (67)* 333 South Hope Street Suite 2660 Los Angeles, CA. 90071 Director	Term: Until 2004 Served since 2002	President, Los Angeles Business Advisors (not-for-profit business advisory organization) since 1996. Previously Mr. Bell served as the Area Managing Partner of Ernst & Young (public accounting firm) for the Pacific Southwest Area.	28	Point 360 (post production services), TCW Galileo Funds, Inc. (mutual fund), TCW Premier Funds (mutual fund).

Richard W. Call (79) Director	Term: Until 2004 Served since 1987	Private Investor. Former President of The Seaver Institute (a private foundation).	28	TCW Galileo Funds, Inc. (mutual fund), TCW Premier Funds (mutual fund).

Matthew K. Fong (50) Strategic Advisory Group 13191 Crossroad Parkway North City of Industry, CA 91746	Term: Until 2004 Served since 2001	President, Strategic Advisory Group, Of Counsel Sheppard, Mullin, Richter & Hamilton (law firm) since 1999. From 1995 to 1998, Mr. Fong served as Treasurer of the State of California.	28	Seismic Warning Systems, Emergent, Inc. (medical equipment), Viata Inc. (home entertainment products), TCW Galileo Funds, Inc. (mutual fund), TCW Premier Funds (mutual fund).

John A. Gavin (73) Director	Term: Until 2004 Served since 2001	Founder and Chairman of Gamma Holdings (international capital consulting firm).	28	Causeway Capital (investment adviser), TCW Galileo Funds, Inc. (mutual fund), Hotchkis and Wiley Funds (mutual fund), TCW Premier Funds (mutual fund).

Patrick C. Haden (51) 300 South Grand Avenue Los Angeles, CA. 90071 Director	Term: Until 2004 Served since 2001	General Partner, Riordan, Lewis & Haden (private equity firm).	28	Elkay Plastics Co., Inc., Financial Pacific Insurance Group, Inc., Indy Mac Mortgage Holdings (mortgage banking), Tetra Tech, Inc. (environmental consulting), Bradshaw International, Inc. (housewares), TCW Galileo Funds, Inc. (mutual fund), TCW Premier Funds (mutual fund).

Charles A. Parker (69) Director	Term: Until 2004 Served since 1988	Private Investor	28	Horace Mann Educators Corp. (insurance corporation), trustee the Burridge Center for Research in Security Prices (University of Colorado), Amerindo Funds (mutual fund), TCW Galileo Funds, Inc. (mutual fund), TCW Premier Funds (mutual fund).

*	Mr. Bell has served as President of Los Angeles Business Advisors, a not-for-profit corporation pursuant to section 501(c)(6) of the Internal Revenue Code of 1986, as amended, since September 1996. Mr. Robert A. Day, Chairman of The TCW Group, Inc., the immediate parent company of the Adviser, has been a director of Los Angeles Business Advisors since January 2000.

Interested Directors*

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships held by Director
Ernest O. Ellison (73) Chairman	Term: Until 2004 Served since 1987	Private Investor, Vice Chairman, Trust Company of the West and The TCW Group, Inc.	1	The TCW Group, Inc.

Robert G. Sims (73) Director	Term: Until 2003 Served since 1991	Private Investor.	1	The TCW Group, Inc.

*	Directors who are or may be deemed to be “interested persons” of the Fund as defined in the Act. Mr. Ellison is the Chairman of the Fund’s Board of Directors and is a shareholder and director of The TCW Group, Inc., parent corporation of the Adviser. Mr. Sims is a director of The TCW Group, Inc.
**	“Fund complex” means two or more funds that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other funds.

Equity Ownership of Directors

The following table sets forth the equity ownership of the directors in the Fund as of April 30, 2004. The code for the dollar range of equity securities owned by the directors is: (a) $1 to $10,000; (b) $10,001—$50,000; (c) $50,001—$100,000; and (d) over $100,000.

Name of Director	Dollar Range of Equity Securities In the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Samuel P. Bell	None	None
Richard W. Call	(d)	(d)
Matthew K. Fong	None	None
John A. Gavin	None	None
Patrick C. Haden	(b)	(d)
Charles A. Parker	(b)	(b)

Interested Directors
Ernest O. Ellison	(c)	(c)
Robert G. Sims	(b)	(b)

All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for director withdraw or otherwise become unavailable for reasons not presently known, the proxy holders intend to vote for the election of such other person or persons as the Independent Directors may designate.

Fund Committees

The Fund has a standing Nominating Committee and Audit Committee. The Nominating Committee and Audit Committee are composed entirely of Directors who are not “interested persons” of the Fund within the meaning of the Act and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”).

Nominating Committee

The Fund’s Board of Directors has appointed a Nominating Committee. The Nominating Committee makes recommendations to the Board regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund’s investment adviser and other principal service providers. The Nominating Committee periodically reviews director compensation and recommends any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating Committee are Messrs. Samuel P. Bell, Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, and Charles A. Parker.

The Nominating Committee will consider potential director candidates recommended by Fund shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Fund’s Directors Nominating and Qualification Charter; are not “interested persons” of the Fund within the meaning of the 1940 Act; and are “independent” as defined in the New York Stock Exchange listing standards. Before fiscal year 2004, the Nominating Committee did not have a formal process for the submission of potential candidates by shareholders except as part of a shareholder proposal in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”). In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and the shareholders submitting the nominations, the Nominating Committee has looked to recent SEC promulgations regarding director nominations for guidance.

For potential director nominees recommended by shareholders, these requirements are as follows:

(a) The nominee may not be the nominating shareholder, a member of a nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of a nominating shareholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d) The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of a nominating shareholder group, or of an affiliate of a nominating shareholder or any such member of a nominating shareholder group;

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of a nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and

(f) A shareholder or nominating shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

The nominating shareholder or shareholder group must meet the following requirements:

(a) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting at which the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b) The nominating shareholder or shareholder group must not qualify as an adverse holder (as defined in the Directors Nominating and Qualifications Charter).

A nominating shareholder or shareholder group may not submit more nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Fund by              2005, the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for its 2005 Annual Meeting.

Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidates to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should provide: (i) the shareholder’s contact information; (ii) the director candidate’s contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the 1934 Act; and (iv) a notarized letter executed by the director candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Directors, and to serve as director if so elected.

The Board of Directors has adopted a Directors Nominating and Qualification Charter. The Charter is not available on the Fund’s website, but is attached hereto as Appendix A.

The Nominating Committee identifies prospective candidates from any reasonable source and is authorized to engage third-party services for the identification and evaluation of potential nominees. The Fund’s Directors Nominating and Qualification Charter provides minimum qualifications for Fund directors which include expertise, experience or relationships that are relevant to the Fund’s business, and educational qualifications. The Nominating Committee may recommend that the Board modify these minimum qualifications from time to time. The Nominating Committee meets at least annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s April meeting. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.

No nominee recommendations have been received from shareholders. The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.

Audit Committee

The Fund’s Board of Directors has appointed an Audit Committee and has adopted a written charter for the Fund’s Audit Committee, a copy of which is attached hereto as Appendix B. The purposes of the Audit Committee are set forth in the Audit Committee Charter. In brief, the role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The members of the Audit Committee are Messrs. Samuel P. Bell, Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, and Charles A. Parker.

Board and Committee Meetings in Fiscal 2003

During the Fund’s fiscal year ended December 31, 2003, the Board of Directors held four regular meetings, one special meeting, three Audit Committee meetings, and one Nominating Committee meeting. Each nominee then in office attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) if a member of the Nominating Committee or Audit Committee, the total number of meetings held by such Committee.

Communications with the Board of Directors

Shareholders may address correspondence to the Board of Directors as a whole or to individual members relating to the Fund to the Fund’s Secretary at TCW Convertible Securities Fund, Inc., 865 South Figueroa Street, Los Angeles, CA 90017 and it will be directed to the attention of the addressee.

Director Attendance at Shareholder Meetings

Although the Fund has no formal policy regarding Directors’ attendance at shareholder meetings, typically, each Director of the Fund attends the Annual Meeting. At the Fund’s 2003 annual meeting on July 16, 2003, seven directors were present.

Compensation for Directors

The Fund pays each Independent Director an annual fee of $7,500 plus a per meeting fee of $750 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company thereof receive no compensation or expense reimbursement from the Fund.

The following table illustrates the compensation paid to the Fund’s Independent Directors for the calendar year ended December 31, 2003 by the Fund and the aggregate compensation paid to the Fund’s Independent Directors by the Fund and TCW Galileo Funds, Inc. for the same period. The compensation paid by TCW Galileo Funds, Inc. is included solely because the Adviser also serves as investment adviser to the fund. The Independent Directors do not receive any pension or retirement benefits from the Fund or TCW Galileo Funds, Inc. The Interested Directors are omitted from this table because they receive no compensation from the Fund or TCW Galileo Funds, Inc.

Name of Independent Director	Aggregate Compensation from the Fund	Aggregate Cash Compensation from TCW Galileo Funds, Inc. and the Fund
Samuel P. Bell	$12,750	$62,250
Richard W. Call	12,750	62,250
Matthew K. Fong	12,750	62,250
John A. Gavin	12,750	62,250
Patrick C. Haden	12,750	62,250
Charles A. Parker	12,750	49,000

Executive Officers of the Fund

The following information relates to the executive officers of the Fund who are not directors of the Fund. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017. Several of such officers own common stock of The TCW Group, Inc., the parent corporation of the Adviser.

Name and Position with the Fund	Principal Occupation During Past Five Years	Age	Officer Since
Alvin R. Albe, Jr. President and Chief Executive Officer	Executive Vice President and director, Trust Company of the West and TCW Asset Management Company; President and director, the Adviser; President and Chief Executive Officer, TCW Galileo Funds, Inc. and TCW Premier Funds; Executive Vice President, The TCW Group, Inc.	50	1998

Mohan Kapoor Senior Vice President	Senior Vice President, Trust Company of the West and the Adviser.	36	2003

Thomas E. Larkin, Jr. Senior Vice President	Vice Chairman, The TCW Group, Inc., Trust Company of West, TCW Asset Management Company and the Adviser; Vice Chairman of TCW Galileo Funds, Inc. and TCW Premier Funds.	64	1989

Hilary G. D. Lord Senior Vice President and Assistant Secretary	Managing Director, Chief Compliance Officer and Assistant Secretary, Trust Company of the West, TCW Asset Management Company, and the Adviser; Senior Vice President and Assistant Secretary, TCW Galileo Funds, Inc. and TCW Premier Funds.	47	1988

Thomas D. Lyon Senior Vice President	Managing Director, Trust Company of the West, TCW Asset Management Company and the Adviser.	45	1998

Michael E. Cahill General Counsel and Assistant Secretary	Group Managing Director, General Counsel and Secretary, Trust Company of the West, TCW Asset Management Company and the Adviser; Managing Director, General Counsel and Secretary, The TCW Group, Inc.	53	1992

Philip K. Holl Secretary and Associate General Counsel	Senior Vice President, Associate General Counsel and Assistant Secretary, Trust Company of the West, TCW Asset Management Company and the Adviser; Secretary and Associate General Counsel, TCW Galileo Funds, Inc. and TCW Premier Funds.	54	1994

David S. DeVito Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, Trust Company of the West, TCW Asset Management Company and the Adviser; Treasurer and Chief Financial Officer, TCW Galileo Funds, Inc. and TCW Premier Funds.	41	2001

Accounting Matters

The Board of Directors (including a majority of directors who are not interested persons of the Fund as that term is defined in the Act) have selected Deloitte & Touche LLP (“Deloitte”) as independent auditors for the Fund for the fiscal year ending December 31, 2004. The engagement of such independent auditors is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty.

Audit Committee Report

The Audit Committee of the Board of Directors of the Fund normally meets at least annually during each full fiscal year with the Fund’s Chief Financial Officer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Audit Committee

Charter. In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. The Audit Committee also has considered whether the provision by the Fund’s independent auditors of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent auditors the independent auditors’ independence.

The members of the Fund’s Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Directors has determined that Samuel P. Bell qualifies as its “audit committee financial expert,” as defined under the Securities and Exchange Commission’s Regulation S-K, Item 401(h). The Audit Committee of the Board is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. Members of the Fund’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s annual report to shareholders for the year ended December 31, 2003. The members of the Audit Committee, Messrs. Bell, Call, Fong, Gavin, Haden, and Parker, are “independent” within the meaning of the Act and the New York Stock Exchange corporate governance standards for audit committees.

Audit Fees. The aggregate fees paid to Deloitte in connection with the annual audit of the Fund for the fiscal years ended December 31, 2002 and December 31, 2003 were as follows:

Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
2002	$34,650	$0.00	$6,043	$0.00
2003	$37,275	$0.00	$5,763	$6,400

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below.

No non-audit fees were billed by Deloitte to the Fund’s investment adviser. In addition, Deloitte did not provide any non-audit services to any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund.

The Audit Committee pre-approves all audit and non-audit services provided by Deloitte or any independent auditor engaged by the Fund and any non-audit or audit-related services provided to its service affiliates which have an impact on the Fund in accordance with certain pre-approval policies and procedures. The Audit Committee approves the engagement of the auditor for each fiscal year, and a majority of the Fund’s Independent Directors approves the engagement. The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and permissible non-audit services for the Fund’s service affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee receives a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2003, Deloitte did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Fund.

The Audit Committee of the Board of Directors has considered the nature of the non-audit services rendered by Deloitte and does not consider them incompatible with Deloitte’s independence.

The Fund’s Board of Directors, including the Independent Directors, recommends that shareholders vote “For” the nominees under Proposal 1. Unmarked proxies will be so voted.

2. PROPOSAL PURSUANT TO THE FUND’S ARTICLES OF INCORPORATION TO

CONVERT THE FUND FROM A CLOSED-END INVESTMENT COMPANY TO AN

OPEN-END INVESTMENT COMPANY AND TO ADOPT AN AMENDMENT AND

RESTATEMENT OF THE ARTICLES OF INCORPORATION TO EFFECTUATE THE

CONVERSION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE PROPOSAL

BACKGROUND OF THE PROPOSAL

The Fund has operated as a closed-end management investment company since it began operations in March 1987. As a closed-end fund, the Fund’s shares are bought and sold by shareholders in the securities markets at prevailing prices, which may be equal to, less than, or greater than its net asset value per share. The Fund’s Articles of Incorporation provide that, beginning in 1990, if shares of the Fund’s Common Stock have traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in any year (the “10% Threshold”), the Fund must submit to its shareholders at the next succeeding annual meeting of shareholders a proposal to amend the Fund’s Articles of Incorporation to provide that, upon the adoption of such amendment by the holders of two-thirds of the Fund’s outstanding shares, the Fund will convert from a closed-end to an open-end investment company (the “Conversion Proposal”). On the last trading day of each week during the 12 calendar weeks preceding December 31, 2003, the Fund’s shares traded at an average discount from net asset value of 11.81%, determined in accordance with the provisions of the Fund’s Articles of Incorporation. Accordingly, the Fund is required to submit the Conversion Proposal and the amendments of the Fund’s Articles of Incorporation for shareholder consideration.

FOR THE REASONS DISCUSSED BELOW, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE CONVERSION PROPOSAL AND THE ADOPTION OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO EFFECTUATE THE CONVERSION PROPOSAL.

BOARD CONSIDERATION OF THE PROPOSAL

At meetings held on November 12, 2003, February 25, 2004, and April 21, 2004, the Fund’s Board of Directors reviewed information respecting the potential advantages and disadvantages of converting to an open-end fund, the Fund’s performance to date as a closed-end fund, the historical relationship between the market price of its shares and their net asset value, and the possible effects of conversion on the Fund.

In connection with these deliberations, the Board considered the development of the Fund’s premium-discount pattern, including the development of a discount beginning in 2002 following the change in the Fund’s quarterly distribution policy from paying $0.21 per share to paying out the Fund’s net investment income, which resulted in a distribution of $0.08 per share in January 2003, $0.08 in April 2003, $0.06 per share in July 2003, $0.04 per share in October 2003 and $0.04 in January 2004. As announced in a press release dated July 24, 2002, this change of policy was made in recognition of the adverse market conditions facing the convertible securities market and the difficulty of sustaining distributions in light of a broad and sustained decline in market values and interest rates. The decline in interest rates meant that the Fund’s pre-2003 distribution policy was not sustainable from the interest and dividends of the Fund’s portfolio holdings. In addition, the Fund has accumulated a large tax loss position (a total of approximately $115 million as of December 31, 2003) as a result of the market downturn. The effect of these factors, coupled with applicable provisions of the Internal Revenue Code, means that a portion of the Fund’s distributions that is considered a return of capital has a strong likelihood of being deemed a taxable distribution to shareholders. Accordingly, the Board does not believe that it is prudent under current conditions to follow a fixed-distribution policy that involves a return of capital component. The Board will continue to review this issue as market conditions and the Fund’s tax position changes, and will make decisions as it deems appropriate in the best interests of shareholders.

At the meeting held on April 21, 2004, the Board considered whether or not to recommend to shareholders that the Conversion Proposal be approved, and voted unanimously to recommend that shareholders vote against the Conversion Proposal.

The Board of Directors and the Adviser believe that conversion to an open-end investment company could adversely affect the functioning of the Fund’s investment operations and its investment performance, as described below under “Impact on Portfolio Management.” The Board also believes that conversion could expose the Fund to the risk of a possible loss of economies of scale and an increase in the Fund’s expenses as a percentage of net asset value if there is a substantial reduction in its size, among other concerns, as described in “Potential Open-End Fund Disadvantages and/or Closed-End Fund Advantages” below.

In its consideration of the Conversion Proposal, the Board took into account the fact that conversion would eliminate the possibility of the Fund’s shares ever trading at a discount to net asset value and the likelihood that, if the Fund were open-ended, shareholders could realize a capital gain by redeeming their shares at net asset value per share. While the Board noted that during the 12 calendar weeks preceding December 31, 2003 the Fund’s shares traded at an average discount from net asset value of 11.81%, the Board also took note that, from 1990 through and including 2002, the Fund’s shares had not traded at an average discount from net asset value in excess of the 10% Threshold. The Board further noted that, notwithstanding the recent discounts from net asset value, the shares have, from January 1, 1988 through December 31, 2003, traded at an average premium (based on an averaging of month-end premiums and discounts) of 2.9%.

The graph below reflects the changes in premiums and discounts at which the Fund’s shares traded from January 1, 1988 through December 31, 2003.

NAV MARKET PREMIUM / (DISCOUNT)

Year	Average Premium /(Discount)

1988	-9.14%

1989	-7.68%

1990	2.87%

1991	4.80%

1992	9.22%

1993	10.01%

1994	9.38%

1995	6.25%

1996	5.21%

1997	3.33%

1998	3.17%

1999	-3.98%

2000	-9.94%

2001	25.03%

2002	18.48%

2003	-7.69%

At this time, the Board does not believe that eliminating the possibility of a discount justifies the risk of reduced size, increases in the Fund’s expense ratio and the potential adverse effect on its investment performance that conversion would entail. Accordingly, the Board, including each of the Independent Directors, does not believe that conversion of the Fund to an open-end investment company is in the best interests of the Fund and its shareholders.

If the Conversion Proposal is not approved by shareholders, the Fund will continue to operate as a closed-end investment company, and the Board will continue to monitor the market discount from net asset value, if any, at which the Fund’s shares trade, and will consider whether any other action should be taken with respect to such discount. The Board will continue to consider, as it has in the past, repurchases of the Fund’s shares on the open market or tender offers to the Fund’s shareholders when the shares are trading at a discount from net asset value. In this regard, the Fund completed its most recent open market share repurchase program in the fourth quarter of 2003. The Fund cannot predict whether any open market repurchases or tender offer purchases of its shares made while the Fund is a closed-end investment company would decrease the discount from net asset value. To the extent that the average discount from net asset value is decreased below the 10% Threshold for a fiscal year because of open market repurchases or tender offer purchases or otherwise, the Fund would not be required to submit to its shareholders the Conversion Proposal with respect to any such fiscal year.

If the Fund’s shares continue to trade at an average discount from net asset value in excess of the 10% Threshold in any future fiscal year as determined in accordance with the Fund’s Articles of Incorporation, the Board of Directors and the Fund’s shareholders will continue to have an opportunity to consider converting the Fund to an open-end fund. Pursuant to the Articles of Incorporation, a subsequent Conversion Proposal with respect to such fiscal year will be submitted to shareholders for their consideration.

Certain of the factors considered by the Board in making its recommendation are discussed in greater detail below.

ADVANTAGES AND DISADVANTAGES OF THE CONVERSION PROPOSAL

The Fund is currently a closed-end fund. As such, it does not redeem its outstanding shares or engage in the continuous sale of new securities, and thus the Fund operates with a relatively fixed capitalization. The Fund’s shares are principally traded on the New York Stock Exchange (the “NYSE”) at prevailing market prices, which may be equal to, less than or more than net asset value. By contrast, open-end funds, commonly referred to as “mutual funds,” issue redeemable securities with respect to which, traditionally, no secondary trading market has been permitted to develop. Except during periods when the NYSE is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the Act, the holders of these redeemable securities have the right to surrender them to the mutual fund and obtain in return their proportionate shares of the fund’s net asset value per share at the time of redemption (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund’s distributor). In addition, most mutual funds continuously offer new shares to investors at a price based upon the shares’ net asset value per share at the time of issuance.

POTENTIAL OPEN-END FUND ADVANTAGES AND/OR CLOSED-END FUND DISADVANTAGES

(1) REDEEMABILITY OF SHARES; ELIMINATION OF DISCOUNT. Shareholders of an open-end fund have the right to redeem their shares at any time (except in certain circumstances as authorized by the Act, at the net asset value per share of such shares (less any applicable redemption or contingent deferred sales charges). The ability to obtain net asset value per share for their shares will constitute an immediate benefit to shareholders of the Fund to the extent that shares are trading at a discount to net asset value. While shareholders in a closed-end fund generally pay a brokerage commission when they buy or sell the closed-end fund shares on a stock exchange, shareholders in open-end funds do not incur brokerage commission when they purchase or redeem their shares (although redemption fees and/or contingent deferred sales charges may apply).

(2) SHAREHOLDER SERVICES. Open-end funds typically provide more services to stockholders than closed-end funds. One service that is frequently offered by open-end funds is an exchange privilege which enables shareholders to transfer their investment from one fund into another fund which is part of a family of open-end funds, at little or no cost to shareholders. This permits the exchange of shares at relative net asset value per share when the holder’s investment objectives change. Other services that could be offered include use of the Fund by retirement plans and permitting purchases and sales of shares in convenient amounts. There are, of course, additional costs for these services, some of which might need to be borne by the Fund, which must be weighed against the anticipated benefit of the particular service. There can be no assurance that any such services would be made available if the Conversion Proposal were approved.

(3) RAISING CAPITAL. A closed-end fund trading at a discount may not be able to raise capital through share sales (other than through a rights offering) when it believes further investment would be advantageous, because the Act restricts the ability of a closed-end fund to sell its shares at a price below net asset value. Open-end funds, on the other hand, are priced at net asset value and therefore can sell additional shares at any time. This ability to raise new money can achieve greater economies of scale and improve investment management although, as noted below, this assumes a functioning share distribution network, and may not occur at the most opportune times.

(4) ELIMINATION OF ANNUAL SHAREHOLDER MEETINGS. As a closed-end fund listed on the NYSE, the Fund is subject to NYSE rules requiring annual meetings of stockholders. Unlike the Fund, open-end funds are not required to hold annual shareholder meetings, except in special circumstances where shareholder approval is required under the Act.

POTENTIAL OPEN-END FUND DISADVANTAGES AND/OR CLOSED END FUND ADVANTAGES

(1) IMPACT ON PORTFOLIO MANAGEMENT. While the portfolio assets of closed-end funds can be fully invested, open-end funds are subject to periodic inflows and outflows of cash that can complicate portfolio management, and can reduce investment performance. In particular, open-end funds may be subject to pressure to sell portfolio securities at disadvantageous times in order to satisfy redemption requests. In addition, the ability of open-end funds to invest 100% of the fund’s assets in portfolio securities may be limited because of the need to maintain cash reserves to provide for shareholder redemptions in uncertain amounts. The level of redemptions may be particularly high immediately following conversion to open-end status and therefore, initially, the Fund may be required to maintain substantial cash reserves. Also, although the ability of open-end funds to sell shares at any time (resulting from their being priced at net asset value per share) may produce certain efficiencies, it is also often the case that large net purchases occur around market highs and net redemptions around market lows, which may be inopportune times to invest or liquidate portfolio positions, respectively. In a falling market situation, for example, redemptions increase and liquidations in the open-end fund portfolio must increase to meet those redemptions. If cash reserves, temporary investments and borrowings are exhausted, the result may be that more liquid securities will be sold, leaving the open-end fund with the less-liquid securities in the fund’s portfolio which are not as well suited to meeting future redemptions or changes in investment strategy. If the Fund were to convert to an open-end fund, the Fund could be impacted accordingly. The Adviser currently manages an open-end fund with investment objectives and strategies substantially similar to the those of the Fund.

(2) EFFECT OF REDEMPTIONS. Substantial redemptions could result in an increase in the Fund’s expense ratio. In particular, a reduction in size of the Fund would result in the fixed expenses of the Fund being spread over a smaller asset base, thereby increasing the per-share effect of those expenses. Significant redemptions could also increase the Fund’s portfolio turnover rate above its normal levels, thereby increasing Fund expenses. Closed-end funds typically experience net redemptions immediately after conversion to open-end status, although the potential redemption fee mentioned below may reduce the number of redemptions that would otherwise occur.

Additionally, redemptions would result in increased portfolio transaction expense and increased recognition of taxable gains and losses. These redemptions could reduce the Fund to a smaller size than is economically viable. If the Fund decreased in size, the expense ratio may increase because the cost of many services may remain the same although the size of the Fund will have decreased. Of course, if the size of the Fund increases, the Fund’s expense ratio may be reduced.

(3) DISTRIBUTION COSTS. If the Fund converts to open-end status, it will need to have an effective distribution system in place in order to avoid erosion in its asset base through redemptions. The distribution and marketing of open-end funds involve additional costs. These costs may be paid either by purchasers (in the case of a front-end sales charge) or by current shareholders (in the case of a plan of distribution adopted under Rule 12b-1 (a “12b-1 Plan”), which would require approval by shareholders). If the Conversion Proposal is approved by shareholders, the Board may consider the implementation of a 12b-1 Plan providing for payments by the Fund at an annual rate of up to 0.75% of the Fund’s average net assets. Redemption fees and contingent deferred sales charges may also be employed.

(4) ADDITIONAL COSTS OF OPERATING AN OPEN-END FUND. Open-end funds are generally more expensive to operate and administer than closed-end funds. The Fund’s per-share expense ratio would increase for the reasons mentioned above under “Effect of Redemptions” and “Distribution Costs” and the fact that transfer agency expenses are generally higher for an open-end fund. If the Fund’s assets remain unchanged, and assuming Rule 12b-1 fees, transfer agent expenses, and other expenses commensurate with those of other open-end funds in the TCW family, management estimates that the Fund’s per-share expense ratio would increase from its current level of 0.81% to 1.25% and, assuming the same distribution and transfer agent expenses, in the event of a 25%, 35%, 45% or 55% decrease in average net assets, the Fund’s per-share expense ratio would increase to 1.11%, 1.15%, 1.19% and 1.26%, respectively. Neither the Fund nor the Adviser has any way of accurately predicting the precise level of shareholder redemption activity, if any, should the Fund convert to open-end status.

(5) TAXES/CAPITAL GAINS. If the Fund were to experience substantial redemptions of its shares following the conversion to an open-end investment company, it would likely be required to sell portfolio securities and incur increased transaction costs in order to raise cash to meet such redemptions. If the Fund’s basis in the portfolio securities sold is less than the sale price obtained, net capital gain may be realized. U.S. tax law imposes both an income tax and an excise tax on net capital gain realized by closed-end and open-end funds unless the fund distributes net capital gain to all shareholders, in which case the shareholders would be subject to tax on such gain. However, any such taxable gains realized by the Fund would be offset, in whole or in part, by any existing capital loss carryover which, to the extent of such offset, would reduce the capital gain distributed to, and recognized by, shareholders. As of December 31, 2003, the Fund had $33,361,556 in unrealized capital gains, and had capital loss carryforwards of $42,470,592, $61,853,273, and $10,690,734 expiring in 2009, 2010 and 2011, respectively, which may be used to offset future capital gains. However, if the Fund remains a closed-end fund, the capital loss carryovers may be used in the ordinary course for the benefit of shareholders, and the Fund would not be forced to realize capital gains as a result of redemptions. Neither the Fund nor the Adviser has any way of accurately predicting the precise level of shareholder redemption activity, if any, should the Fund convert to open-end status.

(6) REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. Like the plans of many other closed-end funds, the Fund’s Dividend Reinvestment Plan (the “Plan”) permits shareholders to elect to reinvest their dividends and distributions on a different basis than would be the case if the Fund converted to an open-end investment company. Currently, if the Fund’s shares are trading at a discount from net asset value per share, the agent for the Plan will attempt to buy as many of the shares as are needed for this purpose on the NYSE or elsewhere. This permits a reinvesting shareholder to benefit by purchasing additional shares at a discount, and this buying activity may tend to lessen any discount. If the Fund’s shares are trading at a premium, reinvesting shareholders are issued shares at the higher of net asset value or 95% of the market price. This method of reinvestment of dividends and distributions is an advantage that is not offered by open-end investment companies, which reinvest dividends or distributions at net asset value per share. Consequently, participants in the Plan would lose the compounding benefit of reinvesting their distributions at a price below net asset value per share (when Fund shares are trading at a discount) and, thereby, the opportunity to realize a profit (to the extent that Fund shares subsequently trade at a lower discount or at a premium). The positive result of reinvesting at a price below net asset value per share can be significant, particularly given the compounding effect over time.

(7) CONVERSION COSTS. The process of converting the Fund to an open-end fund would involve additional printing, securities registration, legal, other professional costs and other expenses of establishing a new structure. These costs, many of which would be non-recurring, include costs associated with the preparation of a registration statement and prospectus as required by federal securities laws and the payment of fees in connection with notice filings under state securities laws. The Fund estimates that these costs, which would be paid by the Fund, would be at least $150,000.

(8) DE-LISTING FROM NEW YORK STOCK EXCHANGE. The Fund’s shares are currently listed on the NYSE. A listing on a U.S. stock exchange, and in particular the NYSE, may be beneficial, especially in terms of attracting non-U.S. investors. In addition, certain investors, such as pension funds, have internal restrictions on the amount of their portfolio which can be invested in non-listed securities. Due to their redemption features, open-end funds are not traded on exchanges. Conversion to an open-end fund would require immediate de-listing of the Fund from the NYSE, and thus any advantage related to being listed on the NYSE would be lost.

In addition, the Fund is currently exempt from state securities regulation because of its NYSE listing. Upon de-listing, the Fund would be required to make state notice filings and pay state fees. The Fund would thus save the annual NYSE fees of $48,000, but would as a result of de-listing have to pay state blue sky fees, depending on the channel of distribution of the Fund’s shares.

(9) EXPECTATIONS OF SHAREHOLDERS. The Fund was organized in the closed-end structure and has operated as such since its inception in 1987. The Board of Directors and the Adviser believe that given the consistent operation of the Fund in the closed-end structure for over 17 years, the shareholder base of the Fund has chosen to invest in the Fund on the basis of this structure, and that the significant changes to the Fund that would be necessitated by the conversion to open-end status, and the potential consequences of these changes, as discussed above, would at this time not be consistent with these expectations.

MEASURES TO BE ADOPTED IN THE EVENT THE FUND BECOMES AN OPEN-END FUND

If the Shareholders vote to convert the Fund to an open-end fund, the Board of Directors may take the following actions.

(1) REDEMPTION FEE. In order to reduce the number of redemptions of the Fund’s shares immediately following conversion (thereby reducing any disruption of the Fund’s normal portfolio management), and to offset the brokerage and other costs of such redemptions, the Board of Directors may decide that the Fund should impose a fee, to be retained by the Fund, of up to 2% of the redemption proceeds payable by the Fund on all redemptions. While not currently required, such a fee would be similar to fees that have been proposed by other funds considering a conversion from closed-end to open-end status. The Board would also consider whether to pay for redeemed shares partly or entirely in portfolio securities. The SEC has proposed a rule which would require that funds impose a fee of 2% of the proceeds from fund shares redeemed within five business days of their purchase. It is unclear how this rule, if adopted, would impact redemptions of the Fund’s shares if the Fund were to convert to an open-end investment company.

In addition, in order to reduce administrative burdens incurred in monitoring numerous small accounts, the Fund would likely require that an initial investment in Fund shares be in a minimum amount.

(2) UNDERWRITING AND DISTRIBUTION. If the shareholders vote to convert the Fund to an open-end investment company, the Board of Directors would consider whether to select a distributor of the Fund’s shares. Fund shares could be offered and sold directly by the Fund itself, and by any other broker-dealers who enter into selling agreements with the distributor. TCW Brokerage Services (“TCW Brokerage”), an affiliate of the Adviser, currently serves as distributor for the open-end mutual funds managed by the Adviser. However, the Fund has engaged in no discussions with TCW Brokerage or other prospective distributors, and there can be no assurance regarding whether satisfactory arrangements with a principal underwriter would be achieved. The Board of Directors reserves the right to cause the Fund to enter into a distribution agreement with a distributor in such form and subject to such conditions as the Board of Directors deems desirable. If a distributor were selected, there could be no assurance that any distribution network would be able to generate sufficient sales of Fund shares to offset redemptions, particularly in the initial months following conversion.

(3) EFFECT ON THE FUND’S ARTICLES OF INCORPORATION. If the Conversion Proposal is approved by shareholders, the Fund’s Articles of Incorporation will be amended and restated in their entirety to reflect the change in the Fund’s sub-classification under the Act from a closed-end investment company to an open-end investment company, and to provide, among other things: that the Fund will conduct and carry on the business of an open-end investment company, and that the Fund’s common stock will be redeemable at the option of shareholders; that the Board will have the authority to create classes of shares, to increase the number of shares of any class, and to reclassify issued and unissued shares, in each case without the consent of shareholders; that the Board will have the right to set standards for redemption (including the ability to impose redemption or other charges); the manner in which the Fund’s net asset value is calculated; and that the Board may redeem the shares of a shareholder under various circumstances (including if the net asset value of the shares held by any shareholder is less than a minimum amount). A copy of the Amended and Restated Articles of Incorporation is attached hereto as Appendix C.

(4) TIMING. If the Conversion Proposal is approved by shareholders, a number of steps would be required to implement such conversion, including the preparation, filing and effectiveness of a registration statement under the Securities Act of 1933 covering the offering of Fund shares, the establishment of distribution arrangements, and the negotiation and execution of a new or amended agreement with the Fund’s transfer agent. The Fund anticipates that such conversion would become effective no later than December 31, 2004 and that the discount, if any, at which the Fund’s shares trade in relation to their net asset value would be reduced in anticipation of the ability to redeem shares at net asset value upon the completion of the conversion. The Articles of Amendment and Restatement of the Fund’s Articles of Incorporation would not be filed until the Fund’s registration statement under the Securities Act of 1933 covering the offering of the Fund’s shares has become effective.

(5) SHAREHOLDER APPROVAL OF CERTAIN ITEMS. Should the Fund convert to an open-end investment company, certain aspects of the operation of the Fund subsequent to its conversion may need to be approved by the Fund’s shareholders, and the Fund expects that a special meeting of shareholders would be scheduled for that purpose as soon as practicable, to be held prior to the conversion. These matters may include, among other things, making any changes in the Fund’s fundamental investment policies or investment advisory agreement considered appropriate for an open-end fund, and considering the adoption of a Rule 12b-1 Plan consistent with the system selected by the Board of Directors for future distribution of the Fund’s shares. In addition, the Board of Directors may consider the advisability of a proposal to reorganize the Fund through a merger with or transfer of assets and liabilities to an existing open-end mutual fund, including a similar open-end mutual fund managed by the Adviser, or to liquidate or dissolve the Fund. No determination has been made by the Board as to any of these matters.

For the foregoing reasons, the Board of Directors believes that, notwithstanding the benefit which those shareholders who would wish to redeem their shares over the short term would derive from open-ending the Fund, it is in the best interests of the Fund and its shareholders for the Fund to remain a closed-end fund at this time.

The Fund’s Board of Directors, including the Independent Directors, recommends that shareholders vote “Against” conversion to open-end investment company under Proposal 2. Unmarked proxies will be so voted.

3. OTHER MATTERS

The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to above, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business properly comes before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Annual Meeting of Shareholders, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the meeting even if the proxy is accompanied by instructions to withhold authority (“non-votes”) or is marked with an abstention. Assuming a quorum is present, the following rules will apply to each item contained in this Proxy Statement:

(a)	Item 1-Election of Directors. A plurality of the votes cast at the meeting is required to elect each of the directors.

(b)	Item 2-Proposal Regarding Conversion to Open-End Investment Company. The affirmative vote of holders of two-thirds of the total number of shares of Common Stock outstanding is required to adopt the proposal regarding conversion to open-end status.

Based on the advice of the Fund’s counsel with respect to interpretation of Maryland law, it is the policy of the Fund that abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue, but will be counted as “present” for purposes of establishing a quorum. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 1. Because Proposal 2 requires the affirmative vote of holders of two-thirds of the total number of shares of common stock outstanding, abstentions and broker non-votes will have the effect of a vote “against” Proposal 2. Pursuant to the rules and policies of the New York Stock Exchange (the “Exchange”), members of the Exchange may vote on the proposals to be considered at the meeting without instructions from the beneficial owners of the Fund’s shares. Shares represented by improperly marked proxy cards will be treated as abstentions.

Other Information

Investment Adviser:	TCW Investment Management Company, 865 South Figueroa Street, Los Angeles, California 90017.

Administrator:	Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116.

Shareholder Proposals

The Fund holds annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Fund’s 2005 Annual Meeting of Shareholders must be received by February             , 2005, in order to be included in the Fund’s proxy statement and form of proxy relating to the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2005 Annual Meeting of Shareholders without including the proposal in the Fund’s proxy statement must notify the Secretary of the Fund in writing of such proposal between April 14, 2004 and May 14, 2004. The persons named as proxies for the 2005 Annual Meeting of Shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by                          , 2005. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

Adjournment

In the event the necessary quorum to transaction business at the meeting is not obtained by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment.

By Order of the Board of Directors

PHILIP K. HOLL

Secretary

June             , 2004

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

A copy of the Fund’s Annual Report for the year ended December 31, 2003 is available without charge upon request by writing the Fund at 865 South Figueroa Street, Los Angeles, California 90017 or telephoning it at 1-877-829-4768.

Appendix A

TCW CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS NOMINATING AND QUALIFICATIONS CHARTER

I. Nominating Committee Membership and Other Qualifications

No member of the Nominating Committee (the “Committee”) shall be an “interested person” of TCW Convertible Securities Fund, Inc. (the “Fund”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The President and other officers of the Fund, and interested directors, although not members of the Committee, may recommend candidates and recruit them for the Board of Directors (the “Board”) and for executive offices of the Fund. However, the Committee retains the exclusive authority to nominate independent director candidates.

The members of the Committee shall be elected by the Board annually and shall serve until their successors shall be duly elected and qualified.

II. Purpose of the Committee

The purpose of the Committee is to promote the effective participation of qualified individuals on the Board, Committees of the Board, and as executive officers of the Fund, and to review, evaluate, and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.

III. Duties of the Committee

1. The Committee shall make nominations for directors and officers of the Fund and submit such nominations to the full Board. In the event of any vacancies on or additions to the Board, the Committee shall oversee the process for identification, evaluation and nomination of potential candidates to serve on the Board. The Committee shall evaluate candidates’ qualifications for such positions and, in the case of candidates for independent director positions, their independence from the Fund’s investment adviser and other principal service providers. Persons selected as independent directors must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee may seek suggestions for independent Board member nominees from any person. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider the factors set forth in this paragraph 1 and in paragraph 2 below, and, with respect to nominees presented by a shareholder, paragraph 3 below, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee may consider the candidate’s potential contribution in terms of experience and background to the operation of the Board and its committees; the candidate’s other commitments and the impact such commitments may have to his/her service to the Fund; whether the independent Board member could qualify as an “audit committee financial expert” and any such factors as it may deem relevant. The Committee may also consider the views of the Fund’s investment adviser (or affiliates of the investment adviser).

2. To qualify as a nominee for the Board, individuals, at the time of nomination, should have: (a) substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ shareholders; and (b) a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant. Nominees must satisfy all qualifications, if any, provided in the Fund’s organizational documents, and shall also have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security. No person shall be qualified to be a Board member unless the Committee, in consultation with counsel to the independent Board members, has determined that such person, if elected as a Board member, would not cause the applicable Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the applicable Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

3. Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. Each eligible shareholder or shareholder group may submit no more than one independent Board member nominee each calendar year.

(a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i) The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(ii) The nominee may not be the nominating shareholder, a member of a nominating shareholder group or a member of the immediate family of a nominating shareholder or any member of the nominating shareholder group.1

(iii) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v) The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of a nominating shareholder group, or of an affiliate of a nominating shareholder or any such member of a nominating shareholder group.

(vi) The nominee may not control the nominating shareholder or any member of a nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(vii) A shareholder or nominating shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(ii) The nominating shareholder or shareholder group must not qualify as an adverse holder. In other words, if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, which must include:

(i) the shareholder’s contact information;

(ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act; and

(iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

4. The Committee shall evaluate the participation and contribution of each director coming to the end of his or her term before deciding whether to recommend reelection. The Committee may seek the views of other directors to assist them in this evaluation.

5. The Committee shall periodically review as it deems necessary the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

6. The Committee shall periodically review as it deems necessary director compensation and shall recommend any appropriate changes to the Board as a group.

7. The Committee shall periodically review as it deems necessary issues related to the succession of officers of the Fund, including the Chairman of the Board.

8. The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board, and shall review committee assignments as necessary.

9. The Committee shall review as it deems necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make recommendations for any such action to the full Board.

IV. Operations of the Committee

1. The Committee shall meet at least annually, and is authorized to hold special meetings as circumstances warrant.

2. The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

3. The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

4. The Committee may select one of its members to be the chair.

5. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

6. Upon the recommendation of the Committee, the Board shall adopt and approve this Charter and may amend it and may approve exceptions to the Charter from time to time. The Committee shall review this Charter at least annually and recommend to the Board any changes the Committee deems appropriate or necessary.

7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention items.

April 21,	2004

Appendix B

TCW CONVERTIBLE SECURITIES FUND, INC.

AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors (“Board”) to assist the Board in monitoring (i) the integrity of the financial statements of TCW Convertible Securities Fund, Inc. (“Company”), (ii) the compliance by the Company with legal and regulatory requirements, (iii) the qualifications and independence of the Company’s independent auditors, and (iv) the performance of the Company’s internal audit function and independent auditors.

I. Audit Committee Membership and Other Qualifications

The Audit Committee shall have at least three members. No member of the Audit Committee shall be an “interested person” of the Company as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), nor shall any member receive any consulting, advisory or other compensation from the Company except compensation for service as a member of the Board or a committee of the Board. Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as the Board interprets such qualification in its judgment.

The Board shall determine annually whether any member of the Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

Notwithstanding any designation as an audit committee financial expert, each member of the Committee is expected to contribute significantly to the work of the Committee. Moreover, designation as an audit committee financial expert will not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability imposed on the designee as a member of the Committee and of the Board.

II. Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)	to oversee the accounting and financial processes of the Company and each of its individual series and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)	to oversee the quality and integrity of the Company’s financial statements and the independent audit thereof;

(c)	to appoint the Company’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Company’s independent auditors;

(d)	to oversee, or, as appropriate, assist Board oversight of, the Company’s compliance with legal and regulatory requirements that relate to the Company’s accounting and financial reporting, internal control over financial reporting and independent audits;

(e)	to act as a liaison between the Company’s independent auditors and the Board.

(f)	to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors; and

(g)	to assist Board oversight of the Company’s internal audit function (if any).

III. Duties and Powers of the Audit Committee

The following functions shall be common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate, given the circumstances.

To carry out its purposes, the Audit Committee shall:

1.	Report activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

2.	Approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Company’s financial statements, recommend to the Board the selection, retention or termination of the Company’s independent auditors and, in connection therewith, review and evaluate matters potentially affecting the independence and capabilities and independence of the auditors. In evaluating the auditor’s qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

(a)	all relationships between the independent auditor and the Company, as well as the Company’s investment adviser or any control affiliate of the investment adviser that provides ongoing services to the Company;

(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and

(c)	the audit firm’s internal quality-control procedures;

3.	Approve prior to appointment the engagement of the independent auditor to provide other audit services to the Company or to provide non-audit services to the Company, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser, including TCW Brokerage Services, (“Adviser Affiliate”) that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company;

4.	Develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Company’s independent auditors to provide any of the services described in (3) above;

5.	Consider the controls applied by the independent auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

6.	Consider whether any non-audit services provided by the Company’s independent auditor to the Company’s investment adviser or any adviser affiliate that provides ongoing services to the Company, which services were not pre-approved by the Audit Committee, are compatible with maintaining the independent auditor’s independence;

7.	Review the arrangements for and scope of the annual audit and any special audits;

8.	Review and approve the fees proposed to be charged to the Company by the independent auditors for each audit and non-audit service;

9.	Consider information and comments from the independent auditors with respect to the Company’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Company’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Company’s accounting and financial reporting;

10.	Consider information and comments from the independent auditors with respect to, and meet with the independent auditors to discuss any matters of issue relating to, the Company’s financial statements, including any adjustments to such statements recommended by the independent auditors, review the independent auditors’ opinion on the Company’s financial statements and to discuss with management and the independent auditor the Company’s annual audited financial statements and other periodic financial statements, including the Company’s disclosures under “Management’s Discussion of Fund Performance”;

11.	Review with management significant judgments made in connection with the preparation of the Company’s financial statements;

12.	Resolve disagreements between management and the auditors regarding financial reporting;

13.	Consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto;

14.	Discuss with the independent auditor the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61 (as amended by SAS No. 90) issued by the Auditing Standards Board, relating to the conduct of the audit;

15.	Review with the Company’s principal executive officer and/or principal financial officer in connection with the required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Company’s internal controls over financial reporting;

16.	Establish procedures for the receipt, retention and treatment of complaints received by the Company relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Company about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

17.	Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Company’s accounting or financial controls;

18.	Discuss generally the Company’s press releases, as well as any financial information and earnings guidance provided to analysts and ratings agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

19.	Review in a general manner, but not as a committee to assume responsibility for, the Company’s processes with respect to risk assessment and risk management;

20.	Set clear policies relating to the hiring by entities within the Company’s investment company complex of employees or former employees of the independent auditors; and

21.	Perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Company.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV. Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls over financial reporting, and the independent auditor’s responsibility to plan and carry out a proper audit. Management is responsible for: (i) the preparation, presentation and integrity of the Company’s financial statements; (ii) the maintenance of appropriate accounting and financial reporting principles and policies; and (iii) the maintenance of internal control over financial reporting designed to assure compliance with accounting standards and applicable law. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of the engagement titles. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Company’s service providers, including the auditors.

The review of the Company’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Company’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Company, and, in serving on the on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (i) one or more officers of the Company whom the Audit Committee reasonably believes to be competent in the matters presented; or (ii) legal counsel, public accountants, or other persons as to matters the Audit Committee reasonably believes are within the person’s professional or expert competence.

V. Operations of the Audit Committee

1.	The Audit Committee shall meet on a regular basis, quarterly, and is authorized to hold special meetings as circumstances warrant.

2.	The Audit Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Audit Committee may act by written consent, to the extent permitted by law and by the Company’s by-laws.

3.	The Audit Committee shall regularly meet with representatives of management and, in separate executive session, with the Company’s independent auditors, the Company’s internal auditors or other personnel responsible for the Company’s internal audit function (if any). The Audit Committee may also request to meet with internal legal counsel and compliance personnel of the investment adviser and with entities that provide significant accounting or administrative services to the Company.

4.	The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

5.	The Audit Committee may select one of its members to be the chair.

6.	A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit

Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

7.	Upon the recommendation of the Audit Committee, the Board shall adopt and approve this Charter and may amend it. The Audit Committee shall review this Charter at least annually and recommend to the Board any changes the Audit Committee deems appropriate or necessary.

8.	The Audit Committee shall evaluate its performance at least annually.

EXHIBIT A

COMPLAINT PROCEDURES

The Sarbanes-Oxley Act of 2002 requires that audit committees establish procedures for complaints relating to accounting, internal controls, and auditing and confidential anonymous information submitted by employees relating to “questionable accounting or auditing matters”. The following procedures are designed to comply with these requirements.

1. Receipt, Retention and Treatments of Complaints

All complaints received by the Company regarding accounting, internal accounting controls or auditing matters shall be given to the Company’s Chief Financial Officer for response. A copy of each complaint and the Company’s response shall be provided each member of the Audit Committee and made available to the Company’s independent public accountants. A copy of each complaint and response thereto shall be preserved and maintained for a period of not less than three years from the end of the fiscal year in which the complaint was received in an easily accessible place.

2. Confidentiality

Employees of the Company are encouraged to submit concerns regarding questionable Company accounting or auditing matters. In order to maintain the anonymity of employees, such complaints are to be sent (either by facsimile transmission, first class mail or express delivery) directly to the Chairman of the Company’s Audit Committee, Samuel P. Bell. Mr. Bell’s facsimile number is (213) 687-0230 and his mailing address is Los Angeles Business Advisors, 333 South Hope Street, Suite 2660, Los Angeles, CA 90071.

Appendix C

TCW CONVERTIBLE SECURITIES FUND, INC.

ARTICLES OF INCORPORATION

FIRST: The undersigned, Michael E. Cahill, whose address is 865 South Figueroa Street, Los Angeles, California 90017, being at least eighteen years of age, as incorporator, does hereby form a corporation under and by virtue of the General Laws of the State of Maryland.

SECOND: The name of the corporation (hereinafter called the “Corporation”) is:

TCW CONVERTIBLE SECURITIES FUND, INC.

TCW Management Company (“TCWMC”) has consented to the use by the Corporation of the identifying name “TCW” which the Corporation acknowledges is the property of TCWMC. The Corporation will only use the name “TCW” as a component of its name and for no other purpose, and will not purport to grant to any third party the right to use the name “TCW” for any purpose. TCWMC may grant to others the right to use the name “TCW” as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company whether now existing or hereafter created. At the request of TCWMC, the Corporation will take such action as may be required to provide its consent to the use by TCWMC or any person to whom TCWMC has granted the right to the use of the name “TCW”. Upon the termination of any investment advisory agreement into which TCWMC or any of its affiliates and the Corporation may enter, the Corporation shall, upon the request of TCWMC, cease to use the name “TCW” as a component of its name, and shall not use the name as a part of its name or for any other commercial purpose, and shall cause its request to effect the foregoing and to reconvey to TCW or any of its affiliates any and all rights to such name. The foregoing agreements on the part of the Corporation are hereby made binding upon it, its directors, officers, shareholders, creditors and all other persons claiming under or through it. For purposes of the paragraph, reference to TCWMC shall include any of its affiliates other than the Corporation and any successor or assignee thereof.

THIRD: The purposes for which the Corporation is formed are to conduct and carry on the business of an open-end investment company under the Investment Company Act of 1940, as from time to time amended (hereinafter, together with any rules, regulations or orders issued thereunder, referred to as the “1940 Act”), and to engage in all lawful business for which corporations may be organized under the Maryland General Corporation Law.

FOURTH: The Corporation is expressly empowered as follows:

(1) To hold, invest and reinvest its assets in securities and other investments and in connection therewith to hold part or all of its assets in cash.

(2) To redeem, issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

(3) To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the shareholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by law and by the Charter of the Corporation (the “Charter”).

(4) To enter into a written contract or contracts with any person or persons providing for a delegation of the management of all or part of the Corporation’s securities portfolio and also for the delegation of the performance of various administrative or corporation functions, subject to the direction of the Board of

Directors. Any such contract or contracts may be made with any person even though such person may be an officer, other employee, director or shareholder of the Corporation or a corporation, partnership, trust or association in which any such officer, other employee, director or shareholder may be interested.

(5) To enter into a written contract or contracts employing such custodian or custodians for the safekeeping of the property of the Corporation, such dividend disbursing agent or agents and such transfer agent or agents for its shares, on such terms and conditions as the Board of Directors of the Corporation may deem reasonable and proper for the conduct of the affairs of the Corporation, and to pay the fees and disbursements of such custodians, dividend disbursing agents and transfer agents out of the income and/or any other property of the Corporation. Notwithstanding any other provisions of the Charter or the Bylaws of the Corporation (the “Bylaws”), the Board of Directors may cause any or all of the property of the Corporation to be transferred to, or to be acquired and held in the name of, a custodian so appointed or any nominee or nominees of the Corporation or nominee or nominees of such custodian satisfactory to the Board of Directors.

(6) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of the purposes stated in Article THIRD and the powers stated in this Article FOURTH.

FIFTH: The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is The Corporation Trust Incorporated, a corporation of this State, and the post office address of the resident agent is 32 South Street, Baltimore, Maryland 21202.

SIXTH: (a) The total number of shares of stock of all classes which the Corporation initially has authority to issue is ten billion (10,000,000,000) shares of capital stock (par value $.001 per share) amounting in aggregate par value to $10,000,000. All of such shares are initially designated as “Common Stock.” The Board of Directors may classify and reclassify any unissued shares of capital stock into one or more classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board of Directors may also redesignate the issued shares of any class or series of capital stock provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

(b) Subject to the Board of Directors’ power of classification and reclassification, the following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares of TCW Convertible Securities Fund and of any additional class or series of Capital Stock of the Corporation (unless provided otherwise by the Board of Directors with respect to any such additional class or series at the time of establishing and designating such additional class or series).

(1) Assets Belonging to a Class or Series. All consideration received by the Corporation from the issue or sale of shares of a particular class or series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that class or series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class or series (collectively, “General Items”) allocated to that class or series as provided in the following sentence, are herein referred to as “assets belonging to” that class or series. In the event that there are General Items, such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the classes or series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular class or series shall belong to that class or series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

(2) Liabilities Belonging to a Class or Series. The assets belonging to each particular class or series shall be charged with the liabilities of the Corporation in respect of that class or series and all expenses, costs, charges and reserves attributable to that class or series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged by or under the supervision of the Board of Directors to and among any more of the classes or series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and quitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a class or series are herein referred to as “liabilities belonging to” that class or series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

(3) Income Belonging to a Class or Series. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding. Income belonging to a class or series includes all income, earnings and profits derived from assets belonging to that class or series, less any expenses, costs, charges or reserves belonging to that class or series, for the relevant time period, all determined in accordance with generally accepted accounting principles.

(4) Dividends. Dividends and distributions on shares of a particular class or series may be paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that class or series.

All dividends on shares of a particular class or series shall be paid only out of the income belonging to that class or series and capital gains or other distributions on shares of a particular class or series shall be paid only out of the capital gains or capital belonging to that class or series. All dividends and distributions on shares of a particular class or series shall be distributed pro rata to the holders of that class or series in proportion to the number of shares of that class or series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the shareholder’s purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

The Corporation intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, or any successor or comparable statute thereto, and Regulations promulgated thereunder. Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability of the Corporation for Federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of

Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation for such tax.

Dividends and distributions may be made in cash, property or additional shares of the same or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares shall be paid at the net asset value thereof as defined in subsection (9) below:

(5) Liquidation. In the event of the liquidation or dissolution of the Corporation or of a particular class or series, the shareholders of each class or series that has been established and designated and is being liquidated shall be entitled to receive, as a class or series, when and as declared by the Board of Directors, the excess of the of the assets belonging to that class or series over the liabilities belonging to that class or series. The holders of shares of any particular class or series shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the shareholders of any particular class or series shall be distributed among such shareholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. Subject to the provisions of subsection (6) below, and without limiting, to the extent permitted by law, the authority of the Board of Directors to act without shareholder authorization, the liquidation of any particular class or series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that class or series, as defined in the 1940 Act, and without the vote of the holders of any other class or series, and the liquidation or dissolution of a particular class or series may be accomplished, in whole or in part, by the transfer of assets of such class or series to another class or series or by the exchange of shares of such class or series for the shares of another class or series.

(6) Termination of a Class or Series. In addition to, and not in limitation of the authorization granted in subsection (5) above, to the full extent permitted by applicable law, the Corporation may, without the vote of the shares of any class or series of capital stock of the Corporation then outstanding and if so determined by the Board of Directors:

(i) Sell and convey the assets belonging to a class or series of capital stock to another trust or corporation that is a management investment company (as defined in the 1940 Act) and is organized under the laws of any state of the United States for consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to such class or series and which may include securities issued by such trust or corporation. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to such class or series that are not assumed by the purchaser of the assets belonging to such class or series, the Corporation may, at its option, redeem all outstanding shares of such class or series at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Notwithstanding any other provision of the Charter to the contrary, the redemption price may be paid in any combination of cash or other assets belonging to the class or series, including but not limited to the distribution of the securities or other consideration received by the Corporation for the assets belonging to such class or series upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate consistent with applicable law and the Charter;

(ii) Sell and convert the assets belonging to a class or series of capital stock into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging to such class or series, the Corporation may, at its option (1) redeem all outstanding shares of such class or series at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate consistent with applicable law and the Charter, or (2) combine the assets belonging to such class or series following such sale and conversion with the assets belonging to any one or more other class or series of capital stock of the Corporation pursuant to and in accordance with subsection (6)(iii) below; or

(iii) Combine the assets belonging to a class or series of capital stock with the assets belonging to any one or more other classes or series of capital stock of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class or series of capital stock of the Corporation participating in such combination. In connection with any such combination of assets the shares of any class or series of capital stock of the Corporation then outstanding may, if so determined by the Board of Directors, be converted into shares of any other class, classes, or series of capital stock of the Corporation with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Corporation, at the next asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, or conversion cost, if any, as may be fixed by resolution of the Board of Directors upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate consistent with applicable law and the Charter. Notwithstanding any other provision of the Charter to the contrary, any redemption price, or part thereof, paid pursuant to this subsection (6)(iii) may be paid in shares of any other existing or future class, classes or series of capital stock of the Corporation.

(7) Redemption by Shareholder. Each holder of shares of a particular class or series shall have the right to require the Corporation to redeem all or any part of his shares of that class or series at a redemption price per share equal to the net asset value per share of that class or series next determined (in accordance with subsection (9)) after the shares are properly tendered for redemption, less such redemption charge, if any, as is determined by the Board of Directors, which redemption charge shall not exceed two percent (2%) of said net asset value per share. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities or other assets belonging to the class or series of which the shares being redeemed are part at the value of such securities or assets used in such determination of net asset value. The right of a holder of stock redeemed by the Corporation to receive dividends thereon and all other rights with respect to the shares shall terminate at the time as of which the redemption price has been determined, except the right to receive the redemption price and any dividend or distribution to which the holder had become entitled as the record holder of the shares on the record date for that dividend or distribution. The Board of Directors may establish other terms and conditions and procedures for redemption, including requirements as to delivery of certificates evidencing shares, if issued.

Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of any class or series to require the Corporation to redeem shares of the class or series during any period or at any time when and to the extent permissible under the 1940 Act.

(8) Redemption by Corporation. Without being subject to the provisions of section 2-310.1 of the Maryland General Corporation Law, or any amendment or successor thereto, the Board of Directors may cause the Corporation to redeem at net asset value the shares of any class or series from a holder who has, for a period of more than six months, had in his account shares of that class or series having an aggregate net asset value (determined in accordance with subsection (9)) of less than the amount fixed by the Board of Directors, provided that such amount shall not exceed the minimum initial investment amount then applicable to that account as set forth in the Corporation’s registration statement under the Securities Act of 1933, as amended, if at least sixty (60) days prior written notice of the proposed redemption has been given to such holder by postage paid mail to his last known address. Upon redemption of shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of shares so redeemed.

(9) Net Asset Value Per Share. The net asset value per share of any class or series shall be the quotient obtained by dividing the value of the net assets of that class or series (being the value of the assets belonging to that class or series less the liabilities belonging to that class or series) by the total number of shares of that class or series outstanding, all determined by the Board of Directors in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

The Board of Directors may determine to maintain the net asset value per share of any class or series at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that class or series as dividends payable in additional shares of that class or series at the designated constant dollar amount and for the handling of any losses attributable to that class or series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to that class or series his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of that class or series to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Corporation shall be deemed to have agreed, by his investment in any class or series with respect to which the Board of Directors shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

(10) Equality. All shares of each particular class or series shall represent an equal proportionate interest in the assets belonging to that class or series (subject to the liabilities belonging to that class or series), and each share of any particular class or series shall be equal to each other share of that class or series. The Board of Directors may from time to time divide or combine the shares of any particular class or series into a greater or less number of shares of that class or series without thereby changing the proportionate beneficial interest in the assets belonging to that class or series or in any way affecting the rights of shares of any other class or series.

(11) Conversion or Exchange Rights. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of shares of any class or series shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

(12) Fractional Shares. The Corporation may issue and sell fractions of shares having pro rata all the rights of full shares (except the right to receive a stock certificate evidencing such fractional shares), including, without limitation, the right to vote and to receive dividends, and wherever the words “share” or “shares” are used in the Charter or in the Bylaws, they shall be deemed to include fractions or shares, where the context does not clearly indicate that only full shares are intended.

(13) Stock Certificates. The Corporation shall not be obligated to issue certificates representing shares of any class or series unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the Bylaws or by the Board of Directors.

(c) The power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into one or more classes or series of capital stock, special stock or other stock, and to subdivide and resubdivide shares of any class or series into one or more subclasses or subseries of such class or series, by determining, fixing, or altering one or more of the following:

(1) The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of capital stock of any other class or series shall become part of the authorized capital stock and shall be subject to classification and reclassification as provided in this section.

(2) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non participating.

(3) Whether or not shares of such class or series shall having voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

(4) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

(5) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at difference redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

(6) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

(7) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including acting under this Section, and, if so, the terms and conditions thereof.

(8) Whether or not the assets of any class or series shall be invested in a common pool of investments with those of one or more other classes or series.

(9) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with applicable law and the Charter.

(d) Unless otherwise prohibited by law, so long as the Corporation is registered as an open end investment company under the 1940 Act, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has authority to issue.

(e) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and Bylaws.

(f) Any determination made in good faith by or pursuant to the direction of the Board of Directors as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alternation or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment or other asset owned or held by the Corporation, as to the number of shares of any class or series of stock outstanding, as to the income of the Corporation or as to any other matter relating to the determination of net asset value, the declaration of dividends of the issue, sale, redemption or other acquisition of shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

SEVENTH: The number of directors of the Corporation shall be eight, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The names of the directors who will serve until the first annual meeting and until their successors are elected and qualified are as follows:

Samuel P. Bell

Richard W. Call

Matthew K. Fong

John A. Gavin

Patrick C. Haden

Charles A. Parker

EIGHTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and shareholders:

(1) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock of any class or series, whether now or hereafter authorized, or securities convertible into shares of stock of any class or series, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the shareholders.

(2) Except as otherwise required by the 1940 Act, the Board of Directors shall have the exclusive power to make, alter, amend, or repeal the Bylaws.

(3) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

(4) The Board of Directors of the Corporation shall have power from time to time and in its sole discretion to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or by the Bylaws, and, except as so provided, no shareholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors.

(5) Subject only to the provisions of the 1940 Act, a contract or other transaction between the Corporation and any of its directors or between the Corporation and any other corporation, firm or other entity in which any of its directors is a director or has a material financial interest is not void or voidable solely because of any one or more of the following: the common directorship or interest; the presence of the director at the meeting of the Board of Directors or a Committee of the Board which authorizes, approves, or ratifies the contract or transaction; or the counting of the vote of the director for the authorization, approval, or ratification of the contract or transaction. This Section applies if:

(a) the fact of the common directorship or interest is disclosed or known to: (i) the Board of Directors or a Committee of the Board and the Board or Committee authorizes, approves, or ratifies the contract or transaction by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum; or (ii) the shareholders entitled to vote and the contract or transaction is authorized, approved, or ratified by a majority of the votes cast by the shareholders entitled to vote other than the votes of shares owned of record or beneficially by the interested director or corporation, firm, or other entity; or

(b) the contract or transaction is fair and reasonable to the Corporation.

Common or interested directors or the stock owned by them or by an interested corporation, firm, or other entity may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a Committee of the Board or at a meeting of the shareholders, as the case may be, at which the contract or transaction is authorized, approved, or ratified. If a contract or transaction is not authorized, approved, or ratified in one of the ways provided for in Section 5(a)(ii) of this Article, the person asserting the validity of the contract or transaction bears the burden of proving that the contract or transaction was fair and reasonable to the Corporation at the time it was authorized, approved, or ratified. The procedures in this direction do not apply to the fixing by the Board of Directors of reasonable compensation for a director, whether as a director or in any other capacity.

(6) Except for contracts, transactions, or acts required to be approved under the provisions of Section (5) of this Article, any contract, transaction, or act of the Corporation or of the Board of Directors which shall be ratified by a majority of a quorum of the shareholders having voting powers at any annual meeting, or at any special meeting called for such purpose, shall so far as permitted by law be as valid and as binding as though ratified by every shareholder of the Corporation.

(7) Unless the Bylaws otherwise provide, any officer or employee of the Corporation (other than a director) may be removed at any time with or without cause by the Board of Directors or by any committee or superior officer upon whom such power of removal be conferred by the Bylaws or by authority of the Board of Directors.

(8) Notwithstanding any provision of law which provides for the authorization of any action by a greater proportion than a majority of the total number of shares of all classes or series of capital stock (or of any class or series entitled to vote thereon as a separate class or series) or of the total number of shares of any class or series of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes or series outstanding and entitled to vote thereon or of the class or series entitled to vote thereon as a separate class or series, as the case may be, except as otherwise provided in the Charter.

(9) The Corporation shall indemnify: (a) its directors to the full extent permitted by the general laws of the State of Maryland and the 1940 Act, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its directors and officers to such further extent as shall be authorized by the Board of Directors by bylaw, resolution, or agreement or by the shareholders of the Corporation and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law. The foregoing shall not be exclusive of any other rights to which a person seeking indemnification may be entitled under any insurance policy, agreement or otherwise and shall inure to the benefit of the heirs, executors and personal representatives of such person. No amendment to the Charter or repeal of any of its provisions shall affect any right of any person under this provision based on any act or omission that occurred prior to the amendment or repeal.

(10) The Corporation reserves the right from time to time to make any amendments of its Charter which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its Charter, of any of its outstanding stock by classification, reclassification or otherwise.

(11) So long as the Corporation is registered as an investment company under the 1940 Act, the Corporation shall not be required to hold an annual meeting of the holders of shares of any class or series in any year in which the election of directors is not required to be acted on by the shareholders under the 1940 Act.

(12) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or its shareholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation regardless of whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the benefits provided to directors or officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal. This Section (12) shall not protect any director or officer of this Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his officer” within the meaning of Section 17(f) of the 1940 Act.

The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or interference from the terms of any other clause of this or any other Article of the Charter, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

NINTH The duration of the Corporation shall be perpetual.

IN WITNESS WHEREOF, I have signed these Articles of Incorporation, acknowledging the same to be my act, on the             th day of             , 2004.

Michael E. Cahill

TCW Convertible Securities Fund, Inc.

P R O X Y

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at an Annual Meeting of Shareholders to be held at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California 90071, on Tuesday, July 13, 2004, at [3:00 P.M.], Pacific Daylight Time.

The undersigned hereby appoints Alvin R. Albe, Jr., Ernest O. Ellison and Philip K. Holl and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments thereof, all shares of common stock of TCW Convertible Securities Fund, Inc. held of record by the undersigned on the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of the directors named in Proposal 1 and AGAINST Proposal 2.

(Continued and to be signed and dated on the other side.)

TCW CONVERTIBLE SECURITIES FUND, INC.

P.O. BOX 11459

NEW YORK, N.Y. 10203-0459

(1) Election of Directors	FOR all nominees listed below ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐	*EXCEPTIONS ☐

Nominees: Ernest O. Ellison, Samuel P. Bell, Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, Charles A. Parker, Robert G. Sims.

(Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

The Board of Directors recommends a vote FOR all nominees.

*Exceptions

(2) Proposal pursuant to the Fund’s Articles of Incorporation to convert the Fund to an open-end investment company and to adopt an amendment and restatement of the Articles of Incorporation to effectuate the proposal.	(3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

FOR ☐ AGAINST ☐ ABSTAIN ☐
The Board recommends a vote AGAINST the proposal to convert the Fund to an open-end investment company.
Change of Address and/or Comments Mark Here

☐

Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title.

Dated , 2004

Sign here exactly as name(s) appear(s) on left

Votes must be indicated (X) in Black or Blue ink. ☒

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.